SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    June 17, 1999
                                                --------------------------------


                           GOLD BANC CORPORATION, INC.
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             (Exact name of registrant as specified in its charter)


     KANSAS                       0-28936                      48-1008593
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(State or other jurisdiction    (Commission                   (IRS Employer
    of incorporation)            File Number)               Identification No.)


11301 Nall Avenue, Leawood, Kansas                                66211
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code        (913) 451-8050
                                                  ------------------------------



                                      None
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          (Former name or former address, if changed since last report)



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Item 5.      Other Events.

               See Exhibit 99.1 to this Form 8-K.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Gold Banc Corporation, Inc.
                                  (Registrant)


DATE:      June 17, 1999          /s/ Keith E. Bouchey
                                  Keith E. Bouchey
                                  Executive Vice President and
                                  Chief Financial Officer







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                                  EXHIBIT INDEX


Exhibit No.      Description of Exhibit
-----------      ----------------------

   99.1          Gold Banc Corporation, Inc. Press Release issued June 15, 1999.